UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2023

Woodward, Inc

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-08408	36-1984010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1081 Woodward Way
Fort Collins, Colorado		80524
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (970) 482-5811

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001455 per share	WWD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 25, 2023, Woodward, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”). The stockholders considered five proposals, each of which is described more fully in the Company’s proxy statement for the 2022 Annual Meeting. Set forth below are the final voting results on each matter submitted to a vote of the Company’s stockholders for the 2022 Annual Meeting. All vote totals have been rounded to the nearest whole share.

Proposal 1. Election of a director for a three-year term to hold office until the Company’s 2025 Annual Meeting to be held in or about January 2026:

	For	Against	Abstain	Broker Non-Votes
David P. Hess	39,338,112	11,648,749	186,036	4,153,697

Proposal 2. Advisory resolution regarding the compensation of the Company’s named executive officers (the “Say on Pay” resolution):

For	47,326,526
Against	3,713,197
Abstain	133,174
Broker Non-Votes	4,153,697

Proposal 3. Advisory resolution regarding the frequency of the stockholder advisory vote on executive compensation:

One Year	49,678,066
Two Years	117,011
Three Years	1,270,997
Abstain	106,823
Broker Non-Votes	4,153,697

Proposal 4. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year ending September 30, 2023:

For	53,832,651
Against	1,420,127
Abstain	73,816
Broker Non-Votes	0

Proposal 5. Approval of an amendment to the Amended and Restated Woodward, Inc. 2017 Omnibus Incentive Plan to increase the number of shares reserved for issuance by 500,000:

For	37,629,975
Against	13,149,248
Abstain	393,674
Broker Non-Votes	4,153,697

Pursuant to the foregoing, David P. Hess was elected to serve on the Company’s Board of Directors, and Proposals 2, 4, and 5 were each approved. Further, with respect to Proposal 3, the majority of shares of Woodward common stock present in person (virtually) or by proxy and entitled to vote on the matter at the 2022 Annual Meeting voted to recommend that the Company submit future advisory Say on Pay resolutions on an annual basis. In light of these voting results and other factors, the Board of Directors of the Company has elected to include in the Company’s proxy materials an advisory Say on Pay resolution on an annual basis unless and until it determines otherwise

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:
99.1 Amended and Restated Woodward, Inc. 2017 Omnibus Incentive Plan

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2023	WOODWARD, INC.
	By:	/s/ A. Christopher Fawzy
A. Christopher Fawzy Corporate Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer